UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Change Finance ESG ETF

(CHGX)

ANNUAL REPORT

JULY 31, 2022

 AXS Change Finance ESG ETF

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	27
Expense Example	34

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Change Finance ESG ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

Dear Shareholders,

Welcome to our FY21-22 Annual Report covering the period August 1, 2021 through July 31, 2022. As we closed the last fiscal year, approximately 3.5 years after launch, we reported $80 million in assets under management (AUM) in the AXS Change Finance ESG ETF (CHGX, the “Fund”). Over the recent fiscal year, the fund grew to $103.28 million.

CHGX continues to track the Change Finance Diversified Impact US Large Cap Fossil Fuel Free Index (the “Index”) which is composed of the common stock of 100 U.S. large cap companies. The Index utilizes Change Finance’s proprietary Isolated ESG Risk-Factor Methodology which applies industry screens of more than 100 individual factors related to people, planet, and profit to ensure that we invest in the most responsible and sustainable companies.

Third-party analysis continues to validate that CHGX is one of the cleanest funds on the market. Morningstar continues to give the Fund its top 5 Globes rating for sustainability.1 CHGX continues to receive an A rating from As You Sow on Fossil Fuel Exposure and Weapons Exposure as of 5/30/2022 and its carbon footprint is 84% below that of the S&P 5002 as of the same date.

The unusual market circumstances which saw on-going supply-chain challenges, continued pandemic-fueled challenges, and significant inflation, coupled with Russia’s invasion of Ukraine made performance a challenge for the Fund during the period with the Fund returning -15.29% as compared to its benchmark, the S&P 500 which returned -4.64%. One of the most significant drivers of the performance gap was the extraordinary rise in oil and gas prices fueled by the war in Ukraine just as all other market sectors were down considerably. With oil prices already softening towards the end of the fiscal year and the structural factors such as growing adoption of electric vehicles still in place, Change Finance continues to believe that fossil fuel free investing is a sound long-term strategy.

Change Finance continues to lead the way in sustainable investing. As of July 31, 2022, CHGX was the first and only Certified Carbon Neutral ETF. CHGX is certified carbon neutral by EthosESG and has sequestered 1,256 tonnes of carbon emissions from its holdings through the end of Q2 2022. This process with our partner, Grassroots Carbon, has a tangible effect through regenerative agriculture that enhances biodiversity and restores grassland ecosystems. Grassroots Carbon also supports marginalized communities ensuring that as good stewards of the land they are compensated fairly for the service they provide. Change Finance, a certified B Corp, continues to support causes and companies that benefit people and the planet.

Change Finance exists to create an economy in service to life. With your continued support, we will continue to do that through our investment methodology, our advocacy program, and more.

[1]	Out of 3,363 US Equity Large Cap Blend funds as of 2/28/2022. Based on 98.96% of AUM. A measure of how well the portfolio holdings are managing their ESG Risk relative to the portfolio’s Global Category peer group. Data is based on long positions only. Sustainalytics provides company level analysis used in the calculation of Morningstar’s Historical Sustainability Score, which is a weighted average of the trailing 12 months of Morningstar Portfolio Sustainability Scores.

[2]	Carbon Footprint Relative to S&P 500 is calculated using S&P 500 ETF Trust (SPY) as a proxy in tonnes Co2/million invested. Information on carbon intensity is from fossilfreefunds.org

In gratitude,

The Change Finance Team

The views in this letter were as of July 31, 2022, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Disclosures:

IMPORTANT RISK DISCLOSURE

ETFs involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. Fund holdings are subject to risk and should not be considered recommendations to buy or sell any security.

The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. Market and Equity Risk: The value and market price of an equity security may decline due to general market conditions that may or may not be specifically related to a particular company or industry. Passive investment risk: The Fund invests in securities included in the Index regardless of investment merit. It is not actively managed and generally will not attempt to take defensive positions in declining markets. ESG Investing Risk: The Fund’s ESG policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have such policies. Market Cap Risks: Companies with larger capitalization may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies. Real Estate Risk: Investments in Real Estate Investment Trusts (REITs) involve risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the midpoint between the bid and ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of AXS Change Finance ESG ETF. This and other important information about the Fund is contained in the Prospectus, which can be obtained by visiting www.axsinvestments.com. The Prospectus should be read carefully before investing.

Distributed by IMST Distributors, LLC, which is not affiliated with AXS.

Carbon Neutral Certification: Ethos performs an independent analysis of a fund’s carbon footprint and carbon credits (offsets) to verify whether the fund is carbon neutral during a specified period. The carbon footprint consists of verified Scope 1 and Scope 2 emissions of every holding of the fund. Ethos defines the carbon footprint of a fund as the total tons of Scope 1 and Scope 2 CO2 emissions of its holdings multiplied by the fund’s percentage ownership of those holdings. Percentage ownership is based on the     market value of the fund’s shares divided by the total market value of the holdings.

While Ethos researches and models Scope 3 emissions for every fund holding, the company does not consider Scope 3 for fund-level certification. This is due to limitations with Scope 3 data, including: lack of standardized reporting methodology by companies: low coverage of companies reporting Scope 3 emissions; and, likely overlap of Scope 3 emissions across company value chains.

As part of the Carbon Neutral Certification, Ethos requires funds to submit proof of purchase of carbon credits from a list of approved providers of carbon credits. When information is not available the following modeling formula used is: Expected emissions = peer-average carbon intensity (CO2 per $M revenue) * $M revenue.

EthosESG audits this estimation and will address discrepancies should they arise. Emissions data is limited by the voluntary disclosure by individual companies and is not independently audited. Change Finance and EthosESG make every effort to ensure data is accurate but cannot guarantee absolute carbon neutrality.

Carbon Sequestration: Change Finance utilizes Grassroots Carbon to purchase Carbon Sequestration Credits for its Carbon Neutral Certification. Carbon sequestration numbers are updated quarterly and reflect carbon offset credits purchased year to date. Verity analyzes the funds carbon footprint quarterly and that analysis is used to purchase credits. Grassroots Carbon certifies and audits carbon capture by taking measurements performed by an unaffiliated third party based on actual 3 feet deep measurements conducted after rigorous stratification in accordance with Verra VMD0021. More information available from buildgrassroots.com

Environmental, Social and Governance (ESG): Environmental criteria considers how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

Fossil Fuels Exposure: Fossil Fuel Exposure is calculated at least quarterly by Fossil Free Funds and measures the percentage of a fund’s net assets invested in companies which own, extract, process, or burn fossil fuels for electricity generation as determined by inclusion in the Carbon Underground 200; the Macroclimate 30; Morningstar industry classifications Thermal Coal, Coking Coal, Oil and Gas Drilling, Oil and Gas Extraction, Oil and Gas Production, Oil and Gas Equipment and Services, Oil and Gas Integrated, Oil and Gas Midstream, Oil and Gas Refining and Marketing; the Global Coal Exit List marked as Mining or Services for the Coal Industry Sector or Power for the Coal Industry Sector; or the Global Oil/Gas Exit List upstream and midstream companies. Fossil Free Funds sources financial data on equities and mutual funds from Morningstar. Our database contains information on thousands of U.S. open-end and exchange traded mutual funds, some of the most common funds held in 401(k)s, 403(b)s, and other retirement plans. This information is updated at least quarterly and is as of 5/30/2022. More information available from fossilfreefunds.org.

Carbon Footprint: The Carbon Footprint of a fund measures the Scope 1 & 2 emissions of a fund in tonnes per $1 million invested as calculated by Fossil Free Funds. The Carbon Footprint is calculated utilizing emissions data for each company provided by yourSRI. The Carbon Footprint as calculated by Fossil Free Funds is equal to the sum of each portfolio constituent’s Scope 1 and scope 2 carbon emissions multiplied by the percentage of ownership (position size/market capitalization) divided by the fund’s AUM in millions. The SPDR S&P 500 ETF Trust (SPY) is used as a proxy for the S&P 500 benchmark. Scope 3 information is utilized when available. Fossil Free Funds uses AI to estimate any non-disclosed emissions comparative to its peers in revenue and industry for Scope 1 and 2. Information is disclosed by companies and is not independently audited and its accuracy cannot be guaranteed.

Weapon Exposure: Weapon Exposure is calculated at least quarterly by Weapon Free Funds and Gun Free Funds and measures the percentage of a fund’s net assets invested in companies that manufacture or sell civilian firearms, manufacture or service nuclear weapons, manufacture cluster munitions or land mines, or are among the 100 largest military contractors using data from the Stockholm International Peace Research Institute Arms Industry Database; PAX; and Gun Free Funds’ lists of the largest firearms manufacturers and retailers. Information is updated at least quarterly. Gun Free Funds sources financial data from Morningstar, an investment research company. They use Morningstar’s mutual fund and stock data to analyze funds and find civilian firearm investments. Current CHGX rating as of 5/30/2022. More information is available from weaponfreefunds.org and gunfreefunds.org.

AXS Change Finance ESG ETF

ETF PERFORMANCE at July 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the S&P 500 Index and Change Finance U.S. Large Cap Fossil Fuel Free Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Change Finance U.S. Large Cap Fossil Fuel Free Index is the underlying index for CHGX, it measures the performance of an equal-weighted portfolio of approximately 100 large to mid-cap equity securities of U.S. listed companies that meet a diverse set of ESG standards. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of July 31, 2022	1 Year	Since Inception	Inception Date
AXS Change Finance ESG ETF (Net Asset Value)	-15.29%	10.99%	10/9/17
AXS Change Finance ESG ETF (Market Price)	-15.32%	10.98%	10/9/17
S&P 500 Index	-4.64%	12.57%	10/9/17
Change Finance U.S. Large Cap Fossil Fuel Free Index	-15.00%	11.63%	10/9/17

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 984-2510.

The ETF acquired the assets and liabilities of the Change Finance U.S. Large Cap Fossil Fuel Free ETF, a series of the ETF Series Solutions Trust (the “Predecessor ETF”) on March 19, 2022. As a result of the reorganization, the ETF is the accounting successor of the Predecessor ETF. Performance results shown in the graph and the performance table above for the periods prior to March 19, 2022, reflect the performance of the Predecessor ETF.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.49% which was stated in the current prospectus dated January 28, 2022. For the ETF’s current period ended July 31, 2022 expense ratios, please refer to the Financial Highlights section of this report.

4

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS

As of July 31, 2022

Number of Shares		Value
	COMMON STOCKS — 99.4%
	APPAREL — 1.8%
8,328	NIKE, Inc. - Class B	$957,054
20,353	VF Corp.	909,372
		1,866,426
	BANKS — 1.0%
22,750	Bank of New York Mellon Corp.	988,715

	BUILDING MATERIALS — 1.0%
25,626	Carrier Global Corp.	1,038,622
	CHEMICALS — 2.0%
6,148	Ecolab, Inc.	1,015,465
8,313	PPG Industries, Inc.	1,074,788
		2,090,253
	COMMERCIAL SERVICES — 6.5%
4,535	Automatic Data Processing, Inc.	1,093,479
15,408	Block, Inc.*	1,171,933
5,340	Equifax, Inc.	1,115,579
3,565	Moody's Corp.	1,106,041
12,813	PayPal Holdings, Inc.*	1,108,709
2,901	S&P Global, Inc.	1,093,474
		6,689,215
	COMPUTERS — 5.7%
3,364	Accenture PLC - Class A1	1,030,259
6,956	Apple, Inc.	1,130,419
13,645	Cognizant Technology Solutions Corp. - Class A	927,314
17,215	Fortinet, Inc.*	1,026,875
27,442	HP, Inc.	916,288
6,787	International Business Machines Corp.	887,672
		5,918,827
	COSMETICS/PERSONAL CARE — 1.0%
3,835	Estee Lauder Cos., Inc. - Class A	1,047,338

	DISTRIBUTION/WHOLESALE — 3.0%
18,869	Fastenal Co.	969,112
19,065	LKQ Corp.	1,045,525
1,961	W.W. Grainger, Inc.	1,065,862
		3,080,499
	DIVERSIFIED FINANCIAL SERVICES — 7.8%
6,390	American Express Co.	984,188
3,808	Ameriprise Financial, Inc.	1,027,855
5

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	DIVERSIFIED FINANCIAL SERVICES (Continued)
1,560	BlackRock, Inc.	$1,043,921
15,039	Charles Schwab Corp.	1,038,443
4,687	CME Group, Inc.	934,963
9,808	Intercontinental Exchange, Inc.	1,000,318
2,865	Mastercard, Inc. - Class A	1,013,608
4,770	Visa, Inc. - Class A	1,011,765
		8,055,061
	ENERGY-ALTERNATE SOURCES — 1.4%
43,362	Sunrun, Inc.*	1,417,504

	FOOD — 1.9%
13,902	General Mills, Inc.	1,039,731
11,477	Sysco Corp.	974,397
		2,014,128
	HAND/MACHINE TOOLS — 0.8%
8,657	Stanley Black & Decker, Inc.	842,586

	HEALTHCARE-PRODUCTS — 5.0%
8,991	Abbott Laboratories	978,580
4,850	Intuitive Surgical, Inc.*	1,116,325
10,439	Medtronic PLC1	965,816
4,610	Stryker Corp.	989,998
1,817	Thermo Fisher Scientific, Inc.	1,087,311
		5,138,030
	HEALTHCARE-SERVICES — 2.1%
12,079	Centene Corp.*	1,122,985
5,111	HCA Healthcare, Inc.	1,085,678
		2,208,663
	HOUSEHOLD PRODUCTS/WARES — 1.9%
11,173	Church & Dwight Co., Inc.	982,889
7,460	Kimberly-Clark Corp.	983,153
		1,966,042
	INSURANCE — 2.9%
3,678	Aon PLC - Class A1	1,070,445
4,666	Chubb Ltd.1	880,194
6,263	Marsh & McLennan Cos., Inc.	1,026,882
		2,977,521
	INTERNET — 3.1%
8,620	Alphabet, Inc. - Class A*	1,002,678
6

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INTERNET (Continued)
5,570	Netflix, Inc.*	$1,252,693
1,916	Palo Alto Networks, Inc.*	956,276
		3,211,647
	IRON/STEEL — 1.1%
8,125	Nucor Corp.	1,103,375

	LODGING — 2.0%
28,866	Las Vegas Sands Corp.*	1,087,959
6,073	Marriott International, Inc. - Class A	964,514
		2,052,473
	MACHINERY-DIVERSIFIED — 0.9%
3,817	Rockwell Automation, Inc.	974,404

	MEDIA — 1.0%
9,840	Walt Disney Co.*	1,044,024

	PHARMACEUTICALS — 8.6%
6,518	AmerisourceBergen Corp.	951,172
3,898	Becton, Dickinson and Co.	952,320
12,635	Bristol-Myers Squibb Co.	932,210
3,775	Cigna Corp.	1,039,484
3,177	Eli Lilly & Co.	1,047,425
5,472	Johnson & Johnson	954,973
3,006	McKesson Corp.	1,026,790
10,893	Merck & Co., Inc.	973,181
19,244	Pfizer, Inc.	972,015
		8,849,570
	REITS — 3.1%
1,490	Equinix, Inc.*	1,048,573
8,339	Prologis, Inc.*	1,105,418
9,572	Simon Property Group, Inc.*	1,039,902
		3,193,893
	RETAIL — 4.8%
1,544	O'Reilly Automotive, Inc.*	1,086,343
12,471	Ross Stores, Inc.	1,013,394
16,026	TJX Cos., Inc.	980,150
2,352	Ulta Beauty, Inc.*	914,716
23,063	Walgreens Boots Alliance, Inc.	913,756
		4,908,359
7

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	SEMICONDUCTORS — 11.0%
10,685	Advanced Micro Devices, Inc.*	$1,009,412
6,269	Analog Devices, Inc.	1,078,017
1,784	Broadcom, Inc.	955,296
24,414	Intel Corp.	886,472
2,940	KLA Corp.	1,127,608
19,229	Marvell Technology, Inc.	1,070,671
15,216	Microchip Technology, Inc.	1,047,774
15,860	Micron Technology, Inc.	981,100
5,872	NVIDIA Corp.	1,066,531
7,122	QUALCOMM, Inc.	1,033,117
5,989	Texas Instruments, Inc.	1,071,372
		11,327,370
	SOFTWARE — 14.2%
2,491	Adobe, Inc.*	1,021,609
5,376	Autodesk, Inc.*	1,162,936
6,462	Cadence Design Systems, Inc.*	1,202,449
7,254	Electronic Arts, Inc.	951,942
9,654	Fidelity National Information Services, Inc.	986,253
10,295	Fiserv, Inc.*	1,087,976
2,547	Intuit, Inc.	1,161,865
3,784	Microsoft Corp.	1,062,320
13,090	Oracle Corp.	1,018,926
7,887	Paychex, Inc.	1,011,744
5,655	Salesforce, Inc.*	1,040,633
2,087	ServiceNow, Inc.*	932,179
3,129	Synopsys, Inc.*	1,149,908
7,575	VMware, Inc. - Class A	880,215
		14,670,955
	TELECOMMUNICATIONS — 1.8%
47,501	AT&T, Inc.	892,069
21,529	Cisco Systems, Inc.	976,770
		1,868,839
	TRANSPORTATION — 1.0%
5,299	United Parcel Service, Inc. - Class B	1,032,722
8

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	WATER — 1.0%
6,926	American Water Works Co., Inc.	$1,076,577
	TOTAL COMMON STOCKS
	(Cost $108,120,619)	102,653,638
	TOTAL INVESTMENTS — 99.4%
	(Cost $108,120,619)	102,653,638
	Other Assets in Excess of Liabilities — 0.6%	627,010
	TOTAL NET ASSETS — 100.0%	$103,280,648

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

9

AXS Change Finance ESG ETF

SUMMARY OF INVESTMENTS

As of July 31, 2022

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Software	14.2%
Semiconductors	11.0%
Pharmaceuticals	8.6%
Diversified Financial Services	7.8%
Commercial Services	6.5%
Computers	5.7%
Healthcare-Products	5.0%
Retail	4.8%
Internet	3.1%
REITS	3.1%
Distribution/Wholesale	3.0%
Insurance	2.9%
Healthcare-Services	2.1%
Chemicals	2.0%
Lodging	2.0%
Household Products/Wares	1.9%
Food	1.9%
Telecommunications	1.8%
Apparel	1.8%
Energy-Alternate Sources	1.4%
Iron/Steel	1.1%
Media	1.0%
Cosmetics/Personal Care	1.0%
Transportation	1.0%
Water	1.0%
Banks	1.0%
Building Materials	1.0%
Machinery-Diversified	0.9%
Hand/Machine Tools	0.8%
Total Common Stocks	99.4%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

10

AXS Change Finance ESG ETF

STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2022

Assets:
Investments, at value (Cost $108,120,619)	$102,653,638
Cash	567,787
Receivables:
Investment securities sold	957,114
Dividends and interest	87,826
Reclaims receivable	1,336
Total assets	104,267,701

Liabilities:
Investment securities purchased	974,442
Advisory fees	12,611
Total liabilities	987,053

Net Assets	$103,280,648

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$122,490,365
Total distributable earnings (accumulated deficit)	(19,209,717)
Net Assets	$103,280,648

Shares of beneficial interest issued and outstanding	3,600,000
Net asset value per share	$28.69

See accompanying Notes to Financial Statements.

11

AXS Change Finance ESG ETF

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2022

Investment Income:
Dividend (net of foreign withholding taxes of $608)	$1,500,772
Total investment income	1,500,772

Expenses:
Advisory fees	515,075
Total expenses	515,075
Net investment income (loss)	985,697

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(2,957,970)
Net change in unrealized appreciation/(depreciation) on investments	(16,901,094)
Net realized and unrealized gain (loss)	(19,859,064)

Net Increase (Decrease) in Net Assets from Operations	$(18,873,367)

See accompanying Notes to Financial Statements.

12

AXS Change Finance ESG ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	July 31, 2022[1]	July 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$985,697	$353,347
Net realized gain (loss) on investments and foreign currency transactions	(2,957,970)	5,637,094
Net change in unrealized appreciation/depreciation on investments
and foreign currency translation	(16,901,094)	8,595,178
Net increase (decrease) in net assets resulting from operations	(18,873,367)	14,585,619

Distributions to Shareholders:	(637,137)	(192,961)

Capital Transactions:
Net proceeds from shares sold	98,740,402	77,499,860
Cost of shares redeemed	(55,991,155)	(31,401,565)
Net increase (decrease) in net assets from capital share transactions	42,749,247	46,098,295

Total increase (decrease) in net assets	23,238,743	60,490,953

Net Assets:
Beginning of period	80,041,905	19,550,952
End of period	$103,280,648	$80,041,905

Capital Share Transactions:
Shares sold	2,975,000	2,600,000
Shares redeemed	(1,725,000)	(1,050,000)
Net increase (decrease) in capital share transactions	1,250,000	1,550,000

[1]	With the Plan of Reorganization with respect to the AXS Change Finance ESG ETF (formerly, Change Finance U.S. Large Cap Fossil Fuel Free ETF), Investor Class shareholders received Investor Class shares of the AXS Change Finance ESG ETF effective as of the close of business on March 18, 2022. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

13

AXS Change Finance ESG ETF*

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout the period.

	For the Year Ended July 31,				For the Period October 9, 2017** through
	2022	2021	2020	2019	July 31, 2018
Net asset value, beginning of period	$34.06	$24.44	$21.88	$19.66	$18.00
Income from Investment Operations:
Net investment income (loss)[1]	0.29	0.25	0.29	0.30	0.17
Net realized and unrealized gain (loss) on investments	(5.46)	9.54	2.47	2.13	1.55
Total from investment operations	(5.17)	9.79	2.76	2.43	1.72

Less Distributions:
From net investment income	(0.20)	(0.17)	(0.20)	(0.21)	(0.06)
Total distributions	(0.20)	(0.17)	(0.20)	(0.21)	(0.06)

Net asset value, end of period	$28.69	$34.06	$24.44	$21.88	$19.66

Total return[2]	(15.29)%	40.19%	12.69%	12.63%	9.53%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,281	$80,042	$19,551	$8,750	$3,932

Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.64%	[4,6]
Ratio of net investment income (loss) to average net assets	0.94%	0.82%	1.33%	1.48%	1.14%	[4]

Portfolio turnover rate[5]	162%	85%	120%	46%	70%	[3]

*	Financial information from October 9, 2017 through March 18, 2022 is for the Change Finance U.S. Large Cap Fossil Fuel Free ETF, which was reorganized into the AXS Change Finance ESG ETF as of the close of business on March 18, 2022. See Note 1 in the accompanying Notes to Financial Statements.
**	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.
[6]	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.

See accompanying Notes to Financial Statements.

14

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS

July 31, 2022

Note 1 – Organization

AXS Change Finance ESG ETF (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index. The Fund is a passively managed exchange-traded fund (“ETF”).

The Fund commenced investment operations on March 21, 2022. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Change Finance U.S. Large Cap Fossil Fuel Free ETF (the "Change Finance ESG ETF Predecessor Fund"), a series of ETF Series Solutions in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on December 6, 2021, by the Board of ETF Series Solutions on December 13, 2021, and by beneficial owners of the Change Finance ESG ETF Predecessor Fund on March 15, 2022. The tax-free reorganization was accomplished on March 18, 2022. As a result of the reorganization, the Fund assumed the performance and accounting history of the Change Finance ESG ETF Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Change Finance ESG ETF Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Change Finance ESG ETF Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	3,850,000	$120,130,454

The net unrealized appreciation of investments transferred was $2,026,619 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing NAV of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

15

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

16

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Advisor may retain all or a portion of the transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $350, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Fund is $350, regardless of the number of Creation Units created in the transaction.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

17

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2022, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

18

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.49% of the Fund’s average daily net assets. The Advisor has agreed to pay all expenses of the Fund except for the advisory fee, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisor has engaged Change Finance, PBC (“Change Finance” or the “Sub-Advisor”) to manage the Fund’s overall investment program and pays Change Finance an annual sub-advisory fee based upon the Fund’s investment advisory fees. The Advisor is responsible for paying the entire amount of Change Finance’s sub-advisory fee. The Fund does not directly pay the Sub-Advisor.

Prior to the close of business on March 18, 2022, investment advisory services were provided to the Change Finance ESG ETF Predecessor Fund by Change Finance, which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Change Finance ESG ETF Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 0.49% of the Change Finance ESG ETF Predecessor Fund’s average daily net assets. Vident Investment Advisory, LLC served as the Change Finance ESG ETF Predecessor Fund’s Sub-Advisor.

Brown Brothers Harriman & Co. serves as the Fund’s fund accountant, transfer agent and custodian. UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Fund’s co-administrators.

Prior to the close of business on March 18, 2022, U.S. Bank Global Fund Services (“Fund Services”) served as the administrator, fund accountant, and transfer agent to the Change Finance ESG ETF Predecessor Fund and U.S. Bank N.A. served as the Change Finance ESG ETF Predecessor Fund’s Custodian.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services. Prior to the close of business on March 18, 2022, Quasar Distributors, LLC served as the Change Finance ESG ETF Predecessor Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to the close of business on March 18, 2022, Fund Services served as the Change Finance ESG ETF Predecessor Fund’s CCO.

19

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

Note 4 – Federal Income Taxes

At July 31, 2022, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$108,996,893

Gross unrealized appreciation	$5,120,929
Gross unrealized depreciation	(11,464,184)
Net unrealized depreciation on investments	$(6,343,255)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Capital	Total Distributable Earnings (Accumulated Deficit)
$ 9,566,875	$ (9,566,875)

As of July 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$627,926
Undistributed long-term capital gains	-
Tax distributable earnings	627,926
Accumulated capital and other losses	(13,494,388)
Net unrealized depreciation on investments	(6,343,255)
Total accumulated deficit	$(19,209,717)

As of July 31, 2022, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short-term	$13,436,007
Long-Term	58,381
Total	$13,494,388

20

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended July 31, 2022 and 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$637,137	$192,961
Net long-term capital gains	-	-
Total distributions paid	$637,137	$192,961

Note 5 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended July 31, 2022, were as follows:

Fund	Purchases	Sales
Change Finance ESG ETF	$168,488,876	$168,490,430

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended July 31, 2022 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Change Finance ESG ETF	$98,650,235	$56,074,434	$10,037,631

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Fund to make payments under the Distribution and Service Plan.  Currently, no payment is being made by the Fund.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

21

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$102,653,638	$-	$-	$102,653,638
Total Investments	$102,653,638	$-	$-	$102,653,638

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. [There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.] The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

22

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

Note 10 – New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s). When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

23

AXS Change Finance ESG ETF

NOTES TO FINANCIAL STATEMENTS - Continued

July 31, 2022

Note 11 – Change in Independent Public Accountant

On December 6, 2021, the Audit Committee of the Board of Trustees of Investment Managers Series Trust II (the “Trust”) appointed Tait, Weller & Baker LLP (“Tait”) as the AXS Change Finance ESG ETF’s independent registered public accounting firm upon the reorganization of the Predecessor Fund for the fiscal period ended July 31, 2022. Previously, Cohen & Company, Ltd. (“Cohen”) served as the independent registered public accounting firm to the Predecessor Fund.

Cohen’s reports on the Predecessor Fund’s financial statements for the fiscal years ended July 31, 2021 and July 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and the interim period of August 1, 2021 through December 6, 2021 (the “Interim Period”) there were no (i) disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Fund’s financial statements for such years, nor (ii) “reportable events” of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended July 31, 2021 and July 31, 2020 and the Interim Period, neither the Predecessor Fund nor anyone on its behalf has consulted with Tait regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements, and neither a written report was provided to the Predecessor Fund nor oral advice was provided that Tait concluded was an important factor considered by the Predecessor Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AXS Change Finance ESG ETF and the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS Change Finance ESG ETF (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), including the schedule of investments, as of July 31, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statements of operations	Statements of changes in net assets	Financial highlights
For year ended July 31, 2022	For the year ended July 31, 2022	For the year ended July 31, 2022

The statement of changes in net assets for the year ended July 31, 2021 and the financial highlights for each of the three years in the period ended July 31, 2021, for the period from October 9, 2017 through July 31, 2018, have been audited by other auditors, whose report dated September 28, 2021 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

25

To the Shareholders of AXS Change Finance ESG ETF and the Board of Trustees of Investment Managers Series Trust II

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2022

26

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 984-2510. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	24	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	24	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	24	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	24	Investment Managers Series Trust, a registered investment company (includes 53 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	24	Investment Managers Series Trust, a registered investment company (includes 53 portfolios).
27

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	24

Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, and First Trust Real Assets Fund, each a closed-end investment company.

28

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 61 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS All Terrain Opportunity Fund, AXS Alternative Growth Fund, AXS Alternative Value Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Market Neutral Fund, AXS Income Opportunities Fund, AXS Merger Fund, AXS Sustainable Fund, AXS Thomson Reuters Private Equity Return Tracker, AXS Thomson Reuters Venture Capital Return Tracker Fund, AXS 1.25X NVDA Bear Daily ETF, AXS 1.5X PYPL Bear Daily ETF, AXS 1.5X PYPL Bull Daily ETF, AXS 2X Innovation ETF, AXS 2X NKE Bear Daily ETF, AXS 2X NKE Bull Daily ETF, AXS 2X PFE Bear Daily ETF, AXS 2X PFE Bull Daily ETF, AXS Short China Internet ETF and AXS TSLA Bear Daily ETF which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.
29

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on December 6, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and AXS Investments LLC (the “Investment Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Change Finance, P.B.C. (the “Sub-Advisor”) with respect to the AXS Change Finance ESG ETF series of the Trust (the “Fund”), each for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the approval of the Fund Advisory Agreements at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; information regarding the performance of the Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Predecessor Fund”), which would be reorganizing into the Fund, for the one- and three-year periods ended October 31, 2021; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed advisory fee and estimated total expenses of the Fund with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Large Cap Blend fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Fund Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AXS Investments LLC

Nature, Extent and Quality of Services

With respect to the relevant performance information, the meeting materials indicated that the Predecessor Fund’s annualized total return for the three-year period was higher than the Peer Group and Fund Universe median returns and the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Change Finance Index”) return. For the one-year period, the Predecessor Fund’s total return was below the Fund Universe median return, the Change Finance Index return, and the Peer Group median return by 4.01%, 4.14%, and 5.58%, respectively. The Board noted the Sub-Advisor’s explanation that the Predecessor Fund’s underperformance for the one-year period was largely due to its equal weighting methodology, which resulted in the Predecessor Fund being underweight in a few of the technology stocks that drove significant gains in the S&P 500 Index.

30

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor as the investment advisor for other series of the Trust, and considered the Sub-Advisor’s role as the investment advisor to the Predecessor Fund. The Board also considered the services to be provided by the Investment Advisor and the Sub-Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund, and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities would include day-to-day portfolio management for the Fund. The Trustees also noted that the Investment Advisor would perform the trading and execution with respect to the Fund, that the Investment Advisor had established strong relationships with market makers and authorized participants, and that the Investment Advisor would provide additional personnel and resources to the Sub-Advisor in managing the Fund. The Board also considered the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the Fund’s proposed annual investment advisory fee (gross of fee waivers) of 0.49% was higher than the Fund Universe and Peer Group medians by 0.22% and 0.29%, respectively. The Trustees noted that the proposed advisory fee was the same as the advisory fee for the Predecessor Fund, which would be reorganizing into the Fund. The Trustees also noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s proposed advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The Fund’s estimated annual total expenses (net of fee waivers) of 0.49% were higher than the Fund Universe and Peer Group medians by 0.24% and 0.29%, respectively. The Trustees considered that the estimated annual total expenses of the Fund were likely higher than the Peer Group and Fund Universe medians because of the Fund’s higher advisory fee. The Trustees also noted that the average net assets of the Fund were lower than the average net assets of funds in the Peer Group and Fund Universe.

In considering the proposed advisory fee and estimated annual expenses of the Fund, the Board noted the Investment Advisor’s explanation that due to the Fund’s alternative investment strategy, the Fund would be competitive in the market; that the Investment Advisor had not received any resistance regarding the Fund’s fees, and that advisors generally understand the fee structure in light of the strategies offered; and that the Fund’s proposed fee was appropriate given the Fund’s investment strategy and the research and customization involved in managing that strategy.

31

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations, taking into account estimated assets of $125 million. The Board determined that the Investment Advisor’s anticipated profit with respect to the Fund was reasonable.

The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including any research received from broker-dealers providing execution services to the Fund; the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Fund’s asset level would likely be too low to achieve significant economies of scale during the Fund’s initial startup period, and that any such economies would be considered in the future as the Fund’s assets grow.

Change Finance, P.B.C.

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided by the Sub-Advisor to the Fund. In doing so, the Board noted that as the sole sub-advisor to the Fund, the Sub-Advisor would be primarily responsible for the day-to-day management of the Fund and its investment results. The Board also considered the services to be provided by the Sub-Advisor to the Fund, and the qualifications, experience, and responsibilities of the personnel of the Sub-Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Sub-Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee

The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services to be provided by the Investment Advisor and the Sub-Advisor. The Board noted that the Sub-Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed sub-advisory fee with those of other similar client accounts of the Sub-Advisor. The Board also noted that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fee from the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Sub-Advisor under the Sub-Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Sub-Advisor to the Fund.

32

AXS Change Finance ESG ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Benefits to the Sub-Advisor

The Board also considered that the potential benefits to be received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, would include the usual types of “fall out” benefits received by sub-advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement with respect to the Fund.

33

AXS Change Finance ESG ETF

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2022 to July 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/22	7/31/22	2/1/22 – 7/31/22
Actual Performance	$1,000.00	$892.20	$2.30
Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	2.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.
34

FUND INFORMATION

	TICKER	CUSIP
AXS Change Finance ESG ETF	CHGX	46144X 107

Privacy Principles of the AXS Change Finance ESG ETF for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Change Finance ESG ETF for its information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 984-2510 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 984-2510.

AXS Change Finance ESG ETF

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 984-2510

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS Change Finance ESG ETF	FYE 7/31/2022	FYE 7/31/2021
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

Prior to the reorganization, the aggregate audit and tax fees billed by Cohen & Company, Ltd., for Change Finance U.S. Large Cap Fossil Fuel Free ETF, were $18,000 for the year ended July 31, 2021.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS Change Finance ESG ETF	FYE 7/31/2022	FYE 7/31/2021*
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
*	The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement.

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

AXS Change Finance ESG ETF
Non-Audit Related Fees	FYE 7/31/2022	FYE 7/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	10/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	10/7/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	10/7/2022